                                                                                        Exhibit 32

Certification Pursuant to Section 1350,
Chapter 63 of Title 18, and
U.S.C. as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Annual Report on Form 10-K of Titan Technologies, Inc. (the "Company") for the period ended July 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the undersigned, in the capacity and on the date  indicated  below,  hereby  certify  pursuant to 18 U.S.C./ Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that to my knowledge:

          a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2009

/s/ Ronald L. Wilder
Ronald L. Wilder
President/Principal Executive Officer/Principal Accounting Officer

This certification accompanies this report pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002 be deemed filed by the registrant for the purposes of §18 of the Securities Exchange Act of 1934, as amended. This certification shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of this report), irrespective of any general incorporation language contained in such filing.

A signed original of this written statement required by §906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.

TITAN TECHNOLOGIES, INC.

By: /s/ Ronald Wilder
Ronald Wilder, President/Principal Executive Officer/Principal AccountingOfficer
Date: November 13, 2009

Pursuant to the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of Titan Technologies, Inc. and in the capacities and on the dates indicated.

By: /s/ Ronald Wilder
Ronald Wilder, President/Principal Executive Officer/Principal AccountingOfficer
Date: November 13, 2009